UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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SCHEDULE 14A INFORMATION

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Teradata Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TERADATA CORPORATION 17095 VIA DEL CAMPO SAN DIEGO, CA 92127 V01495-P88046-Z84462

You invested in TERADATA CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 9, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* May 9, 2023 8:00 A.M. Pacific Time
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Virtually at: www.virtualshareholdermeeting.com/TDC2023

    *Please check the meeting materials for any special requirements for meeting attendance.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Class I Nominees:

1a.	Daniel R. Fishback	For

1b.	Stephen McMillan	For

1c.	Kimberly K. Nelson	For

Class III Nominee:

1d.	Todd E. McElhatton	For

2.	An advisory (non-binding) vote to approve executive compensation.	For

3.	An advisory (non-binding) vote to approve the frequency of say-on-pay vote.	Year

4.	Approval of the Teradata 2023 Stock Incentive Plan.	For

5.	Approval of the Teradata Employee Stock Purchase Plan as Amended and Restated.	For

6.	Approval of the ratification of the appointment of the independent registered public accounting firm for 2023.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

V01496-P88046-Z84462